Exhibit 24

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned amendments to (i) the Registration Statement on Form S-8 (Registration No. 333-62358), (ii) the Registration Statement on Form S-8 (Registration No. 333-115347) and (iii) the Registration Statement on Form S-8 (Registration No. 333-173725), with exhibits and other documents in connection therewith, with respect to the registration under the Securities Act of 1933, as amended (the “Securities Act”) of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Corporation 2011 Equity Participation Plan and the Kimberly-Clark Corporation 2021 Equity Participation Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April 2021.

/s/ John W. Culver
John W. Culver

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned amendments to (i) the Registration Statement on Form S-8 (Registration No. 333-62358), (ii) the Registration Statement on Form S-8 (Registration No. 333-115347) and (iii) the Registration Statement on Form S-8 (Registration No. 333-173725), with exhibits and other documents in connection therewith, with respect to the registration under the Securities Act of 1933, as amended (the “Securities Act”) of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Corporation 2011 Equity Participation Plan and the Kimberly-Clark Corporation 2021 Equity Participation Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April 2021.

/s/ Robert W. Decherd
Robert W. Decherd

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned amendments to (i) the Registration Statement on Form S-8 (Registration No. 333-62358), (ii) the Registration Statement on Form S-8 (Registration No. 333-115347) and (iii) the Registration Statement on Form S-8 (Registration No. 333-173725), with exhibits and other documents in connection therewith, with respect to the registration under the Securities Act of 1933, as amended (the “Securities Act”) of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Corporation 2011 Equity Participation Plan and the Kimberly-Clark Corporation 2021 Equity Participation Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April 2021.

/s/ Mae C. Jemison
Mae C. Jemison

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned amendments to (i) the Registration Statement on Form S-8 (Registration No. 333-62358), (ii) the Registration Statement on Form S-8 (Registration No. 333-115347) and (iii) the Registration Statement on Form S-8 (Registration No. 333-173725), with exhibits and other documents in connection therewith, with respect to the registration under the Securities Act of 1933, as amended (the “Securities Act”) of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Corporation 2011 Equity Participation Plan and the Kimberly-Clark Corporation 2021 Equity Participation Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April 2021.

/s/ S. Todd Maclin
S. Todd Maclin

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned amendments to (i) the Registration Statement on Form S-8 (Registration No. 333-62358), (ii) the Registration Statement on Form S-8 (Registration No. 333-115347) and (iii) the Registration Statement on Form S-8 (Registration No. 333-173725), with exhibits and other documents in connection therewith, with respect to the registration under the Securities Act of 1933, as amended (the “Securities Act”) of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Corporation 2011 Equity Participation Plan and the Kimberly-Clark Corporation 2021 Equity Participation Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April 2021.

/s/ Sherilyn S. McCoy
Sherilyn S. McCoy

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned amendments to (i) the Registration Statement on Form S-8 (Registration No. 333-62358), (ii) the Registration Statement on Form S-8 (Registration No. 333-115347) and (iii) the Registration Statement on Form S-8 (Registration No. 333-173725), with exhibits and other documents in connection therewith, with respect to the registration under the Securities Act of 1933, as amended (the “Securities Act”) of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Corporation 2011 Equity Participation Plan and the Kimberly-Clark Corporation 2021 Equity Participation Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April 2021.

/s/ Christa S. Quarles
Christa S. Quarles

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned amendments to (i) the Registration Statement on Form S-8 (Registration No. 333-62358), (ii) the Registration Statement on Form S-8 (Registration No. 333-115347) and (iii) the Registration Statement on Form S-8 (Registration No. 333-173725), with exhibits and other documents in connection therewith, with respect to the registration under the Securities Act of 1933, as amended (the “Securities Act”) of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Corporation 2011 Equity Participation Plan and the Kimberly-Clark Corporation 2021 Equity Participation Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April 2021.

/s/ Ian C. Read
Ian C. Read

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned amendments to (i) the Registration Statement on Form S-8 (Registration No. 333-62358), (ii) the Registration Statement on Form S-8 (Registration No. 333-115347) and (iii) the Registration Statement on Form S-8 (Registration No. 333-173725), with exhibits and other documents in connection therewith, with respect to the registration under the Securities Act of 1933, as amended (the “Securities Act”) of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Corporation 2011 Equity Participation Plan and the Kimberly-Clark Corporation 2021 Equity Participation Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April 2021.

/s/ Dunia A. Shive
Dunia A. Shive

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned amendments to (i) the Registration Statement on Form S-8 (Registration No. 333-62358), (ii) the Registration Statement on Form S-8 (Registration No. 333-115347) and (iii) the Registration Statement on Form S-8 (Registration No. 333-173725), with exhibits and other documents in connection therewith, with respect to the registration under the Securities Act of 1933, as amended (the “Securities Act”) of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Corporation 2011 Equity Participation Plan and the Kimberly-Clark Corporation 2021 Equity Participation Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April 2021.

/s/ Mark T. Smucker
Mark T. Smucker

POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Grant B. McGee, Maria Henry and Andrew S. Drexler, and each of them, with full power to act alone, the undersigned’s true and lawful attorney in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign on behalf of the undersigned amendments to (i) the Registration Statement on Form S-8 (Registration No. 333-62358), (ii) the Registration Statement on Form S-8 (Registration No. 333-115347) and (iii) the Registration Statement on Form S-8 (Registration No. 333-173725), with exhibits and other documents in connection therewith, with respect to the registration under the Securities Act of 1933, as amended (the “Securities Act”) of shares of the Corporation’s common stock, $1.25 par value, to be granted under and in accordance with the Kimberly-Clark Corporation 2011 Equity Participation Plan and the Kimberly-Clark Corporation 2021 Equity Participation Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their or his or her substitute or substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of April 2021.

/s/ Michael D. White
Michael D. White